SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 15, 2001

Old Kent Financial Corporation
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-14591 (Commission File Number)	38-1986608 (IRS Employer Identification no.)

111 Lyon Street, N.W. Grand Rapids, Michigan (Address of principal executive offices)		49503 (Zip Code)

Registrant's telephone number,
including area code: (616) 771-5000

Item 5.	Other Events.

                    As previously reported, on November 20, 2000, Old Kent Financial Corporation ("Old Kent") and Fifth Third Bancorp ("Fifth Third") announced the signing of a definitive agreement for the merger of Old Kent and Fifth Third. On or shortly after February 15, 2001, Old Kent mailed an informational letter to participants in the Old Kent "OK Invest Direct" stock purchase and dividend reinvestment plan regarding the transition of the participants' OK Invest Direct accounts to accounts under the Fifth Third direct stock purchase and dividend reinvestment plan. The informational letter is attached as Exhibit 99.1.

                    This Form 8-K and Exhibit 99.1 hereto are incorporated by reference in the Old Kent Form S-3 Registration Statement (Reg. No. 333-89237) to include the information set forth in the attached informational letter.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

	99.1	Informational letter to participants in OK Invest Direct.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized .

Dated: February 16, 2001	OLD KENT FINANCIAL CORPORATION (Registrant)

By: /s/ Albert T. Potas
Albert T. Potas Senior Vice President

EXHIBIT INDEX

Exhibit Number	Document

99.1	Informational letter to participants in OK Invest Direct.